The Arbitrage Funds

March 8, 2012

Supplement to the Prospectus
dated October 1, 2011

The Arbitrage Fund  Re-Opening to All Investors

The Arbitrage Fund has been closed to new investors since July 19, 2010.  The Board of Trustees of the Fund recently voted to re-open the Fund to all investors.  The Fund will re-open to all investors effective as of March 15, 2012.  As of March 15, 2012, all references to the Fund being closed to new investors are hereby deleted from the Prospectus.  Specifically, the Section “How to Purchase Shares – Eligible Purchases” on page 24 of the Prospectus is deleted in its entirety.

The date of this Supplement is March 8, 2012.

Please retain this Supplement for future reference.